UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                             AMENDED CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) March 7, 2006
                                                 (February 24, 2006)
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                           Morgan Equities Group, Inc.
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             (Exact name of Registrant as specified in its charter)

          Georgia                      0-29951                    58-1727874
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(State or other jurisdiction         (Commission               (IRS Employeof
       incorporation)                File Number)            Identification No.)

            830-13 A1A North, #165, Ponte Vedra Beach, Florida 32082
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              (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code (4040 583-0404
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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      CFR 230.425)

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      Exchange Act (17 CFR 240.1 4d-2(b))

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

                                  OTHER EVENTS

                            REVERSE SPLIT AUTHORIZED

      On February 23, 2006, the Board of Directors mandated that the number of the issued and outstanding shares of Morgan Equities Group, Inc. be reduced by a One share for Twenty shares reverse stock split, from 4,599,694 shares to 229,985 shares, plus such additional shares as may be necessary to round any resulting factional share to a whole share, so that no fractional shares are issued.

      On February 24, 2006, the Company filed its 8-K reporting that the reverse split would become effective on March 6, 2006. This Amended filing is to report that the effective date of the reverse split will be the beginning of trading on March 8, 2006.

      The new trading symbol on that date will be MGQG; the action is by journal entries, with no mandatory surrender; and, shareholders must bear the expense of replacement certificates.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Morgan Equities Group, Inc.
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                                                          (Registrant)


Date March 7, 2006                              by: C.M. Benedict,, President
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*Print name and title of the signing officer under his signature.


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